Exhibit 10.9

NORCRAFT COMPANIES LLC
A Delaware Limited Liability Company

LIMITED LIABILITY COMPANY AGREEMENT
Dated as of November 13, 2013
THE LIMITED LIABILITY COMPANY INTERESTS IN NORCRAFT COMPANIES LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  SUCH INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS LIMITED LIABILITY COMPANY AGREEMENT; AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE MANAGING MEMBER AND THE APPLICABLE MEMBER.  THE LIMITED LIABILITY COMPANY INTERESTS MAY NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS, THIS LIMITED LIABILITY COMPANY AGREEMENT, AND ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BY THE MANAGING MEMBER AND THE APPLICABLE MEMBER.  THEREFORE, PURCHASERS AND OTHER TRANSFEREES OF SUCH LIMITED LIABILITY COMPANY INTERESTS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

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LIMITED LIABILITY COMPANY AGREEMENT
OF
NORCRAFT COMPAIES LLC
A Delaware Limited Liability Company
This LIMITED LIABILITY COMPANY AGREEMENT of Norcraft Companies LLC (the “Company”), dated and effective as of November 13, 2013 (this “Agreement”), is adopted, executed and agreed to, for good and valuable consideration, by and among the Members (as defined herein).
WHEREAS, the Company was formed as a limited liability company pursuant to the Delaware Limited Liability Company Act by the filing of a Certificate of Formation of a limited liability company with the Secretary of State of the State of Delaware on November 12, 2013 (the “Certificate”);
WHEREAS, the parties hereto desire to enter into this Limited Liability Company Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, each intending to be legally bound, agree that the Existing Agreement is hereby amended and restated in its entirety as follows:
ARTICLE 1
DEFINITIONS
Section 1.1.    Definitions.
Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:
“Act” means the Delaware Limited Liability Company Act, 6 Del. C. Sections 18-101 et seq., as it may be amended from time to time, and any successor to the Act.
“Additional Member” means any Person that has been admitted to the Company as a Member pursuant to Section 7.4 by virtue of having received its Company Interest from the Company and not from any other Member or Assignee.
“Affiliate” when used with reference to another Person means any Person (other than the Company), directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person.  In addition, Affiliates of the Members shall include all their directors, managers, officers and employees in their capacities as such.
“Asset Value” of any tangible or intangible property of the Company (including goodwill) means its adjusted basis for federal income tax purposes unless:
(a)    the property was accepted by the Company as a contribution to capital at a value different than its adjusted basis, in which event the initial Asset Value for such property means the Fair Market Value of such asset, as determined by the Managing Member; or
(b)    as a consequence of the issuance of additional Units or the redemption of all or part of the Company Interest of a Member, the property of the Company is revalued in accordance with Section 3.4(b) (“Revaluations of Assets and Capital Account Adjustments”).
As of any date, references to the “then prevailing Asset Value” of any property means the Asset Value last determined for such property less the depreciation, amortization and cost recovery deductions taken into account in computing Net Income or Net Loss in fiscal periods subsequent to such prior determination date.
“Assignee” means any Transferee to which a Member or another Assignee has Transferred all or a portion of its interest in the Company in accordance with the terms of this Agreement, but that is not admitted to the

Company as a Member.
“Bankruptcy” means, with respect to any Person, (A) if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (B) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.  The foregoing definition of “Bankruptcy” is intended to replace and shall supersede and replace the definition of “Bankruptcy” set forth in Sections 18-101(1) and 18-304 of the Act.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close.
“Capital Account” means the capital account maintained for a Member pursuant to Section 3.3.
“Certificate” has the meaning set forth in the recitals hereto.
A “Change in Control” shall be deemed to have occurred if or upon:
(a) the stockholders of Norcraft approve the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of Norcraft’s assets (determined on a consolidated basis) to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than to any subsidiary of Norcraft; provided, that, for clarity and notwithstanding anything to the contrary, neither the approval of nor consummation of a transaction treated for U.S. federal income tax purposes as a liquidation into Norcraft of its wholly-owned Subsidiaries or merger of such entities into one another or Norcraft will constitute a “Change in Control”;
(b) the stockholders of Norcraft approve a merger or consolidation of Norcraft with any other person, other than a merger or consolidation which would result in the Voting Securities of Norcraft outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.1% of the total voting power represented by the Voting Securities of Norcraft or such surviving entity outstanding immediately after such merger or consolidation;
(c) the stockholders of Norcraft approve the adoption of a plan the consummation of which would result in the liquidation or dissolution of Norcraft;
(d) the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of Norcraft; (b) a corporation or other entity owned, directly or indirectly, by the stockholders of Norcraft in substantially the same proportions as their ownership of stock of Norcraft; (c) SKM Equity Fund III, L.P. and its Affiliates ((a) through (c) collectively are referred to herein as “Exempt Persons”)) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50.01% of the aggregate voting power of the Voting Securities of Norcraft; or
(e) during any 12 month period, individuals who at the beginning of such period composed the Board of Directors of Norcraft (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of Norcraft was approved by a vote of 66 2/3% of the directors of Norcraft then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of

Directors of the Corporation then in office.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
“Common Stock” means common stock, par value $0.01 per share, of Norcraft.
“Common Units” has the meaning set forth in Section 3.1(a).
“Company Interest” means, with respect to each Member, such Member’s economic interest and rights as a Member.
“Control” means, when used with reference to any Person, the power to direct the management or policies of such Person, directly or indirectly, by or through stock or other equity ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or other understanding (written or oral); and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.
“Equity Securities” means, as applicable, (i) any capital stock, limited liability company or membership interests, partnership interests,  or other equity interest, (ii) any securities directly or indirectly convertible into or exchangeable for any capital stock, limited liability company or membership interests, partnership interests,  or other equity interest or containing any profit participation features, (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, limited liability company or membership interests, partnership interest,  other equity interest or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, limited liability company or membership interests, partnership interest, other equity interests or securities containing any profit participation features, (iv) any equity appreciation rights, phantom equity rights or other similar rights, or (v) any Equity Securities issued or issuable with respect to the securities referred to in clauses (i) through (iv) above in connection with a combination, recapitalization, merger, consolidation or other reorganization.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Agreement” means the Exchange Agreement, dated on or about the date hereof among the Norcraft and Members from time to time party thereto, as it may be amended or supplemented from time to time.
“Existing Agreement” means the Third Amended and Restated Company Agreement of Norcraft Holdings, L.P., dated June 25, 2007.
“Fair Market Value” means (i) in reference to a particular Unit or other Equity Security issued by the Company or, as the case may be, all of the outstanding Units or other Equity Securities issued by the Company, the hypothetical amount that would be distributed with respect to such Unit(s) or Equity Security(ies), as determined pursuant to an appraisal, which appraisal shall be subject to the approval of the Managing Member, performed at the expense of the Company by (A) the Company or any of its Subsidiaries or (B) an investment bank, accounting firm or other Person of national standing having particular expertise in the valuation of businesses comparable to that of the Company selected by the Managing Member, and where such appraisal (1) determines the net equity value of the Company, and (2) assumes the distribution to the Members pursuant to Section 4.1 and ARTICLE VII of the proceeds that would hypothetically be received with respect to such Unit(s) or other Equity Security(ies) issued by the Company based on such net equity value, and (ii) in reference to assets or securities other than Units or other Equity Securities issued by the Company, the fair market value for such assets or securities as between a willing buyer and a willing seller in an arm’s length transaction occurring on the date of valuation, taking into account all relevant factors determinative of value, as is determined by the Managing Member in its sole discretion.
“Fiscal Year” means the taxable year of the Company.
“GAAP” means accounting principles generally accepted in the United States of America, consistently applied and maintained throughout the applicable periods.

“Good Faith” shall mean a Person having acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal proceeding, having had no reasonable cause to believe such Person’s conduct was unlawful.
“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court, in each case, having jurisdiction over the Company or any of its Subsidiaries or any of the property or other assets of the Company or any of its Subsidiaries.
“HSR Act” has the meaning set forth in Section 7.2(f).
“Incentive Plan” means the Management Incentive Plan of Norcraft Holdings, L.P., dated as of October 21, 2003.
“IPO” means the initial public offering and sale of Common Stock of Norcraft (as contemplated by Norcraft’s Registration Statement on Form S-1 (File No. 333-131607)).
“Managing Member” means Norcraft, and any assignee to which the managing member of the Company Transfers all Units and other Equity Securities of the Company that is admitted to the Company as the managing member of the Company, in its capacity as the managing member of the Company.
“Member” means each Person listed on the Schedule of Members on the date hereof (including the Managing Member) and each other Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act. The Members shall constitute the “members” (as such term is defined in the Act) of the Company. Any reference in this Agreement to any Member shall include such Member’s Successors in Interest to the extent such Successors in Interest have become Substituted Members in accordance with the provisions of this Agreement. Except as otherwise set forth herein or in the Act, the Members shall constitute a single class or group of members of the Company for all purposes of the Act and this Agreement.
“Net Income” or “Net Loss” means, for any taxable year or relevant part thereof, the Company’s taxable income or loss for federal income tax purposes for such period (including all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code), with the following adjustments:
(a)    Gain or loss attributable to the disposition of property of the Company with an Asset Value different from the adjusted basis of such property for federal income tax purposes shall be computed with respect to the Asset Value of such property, and any tax gain or loss not included in Net Income or Net Loss shall be taken into account and allocated for federal income tax purposes among the Members pursuant to Section 5.2.
(b)    In lieu of the depreciation, amortization or other cost recovery deductions taken into account in computing such taxable income or loss, depreciation, amortization or cost recovery deductions allowable with respect to any property the Asset Value of which differs from its adjusted tax basis for federal income tax purposes shall be equal to an amount that bears the same ratio to such beginning Asset Value as the federal income tax depreciation, amortization or other cost recovery deductions for such period bear to such beginning adjusted tax basis; provided, however, that if the adjusted tax basis of the property at the beginning of such period is zero, depreciation shall be determined with respect to such asset using any reasonable method selected by the Managing Member.
(c)    Any items that are required to be specially allocated pursuant to Section 5.1(b) shall not be taken into account in determining Net Income or Net Loss.
“Norcraft” means Norcraft Companies, Inc., a Delaware corporation.
“Norcraft Group” means Norcraft and/or any Subsidiary of Norcraft.

“Officer” means each Person designated as an officer of the Company pursuant to and in accordance with the provisions of Section 6.2, subject to any resolution of the Managing Member appointing such Person as an officer of the Company or relating to such appointment.
“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.
“Pledge” means pledge, grant a security interest in, create a lien on, assign the right to receive distributions or proceeds from, or otherwise encumber, directly or indirectly, or any act of the foregoing.
“Proceeding” has the meaning set forth in Section 6.4.
“Registration Rights Agreement” means the Registration Rights Agreement, dated November 13, 2013, by and among Norcraft and the parties named therein.
“Securities Act” means the Securities Act of 1933, as amended.
“Schedule of Members” has the meaning set forth in Section 3.1(b).
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall control the management of any such limited liability company, partnership, association or other business entity.  For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.
“Substituted Member” means any Person that has been admitted to the Company as a Member pursuant to Section 7.4 by virtue of such Person receiving all or a portion of a Company Interest from a Member or an Assignee and not from the Company.
“Successor in Interest” means any (i) trustee, custodian, receiver or other Person acting in any Bankruptcy or reorganization proceeding with respect to, (ii) assignee for the benefit of the creditors of, (iii) trustee or receiver, or current or former officer, director or partner, or other fiduciary acting for or with respect to the dissolution, liquidation or termination of, or (iv) other executor, administrator, committee, legal representative or other successor or assign of, any Member, whether by operation of law or otherwise.
“Tax Distribution” has the meaning set forth in Section 4.4.
“Tax Matters Member” has the meaning set forth in Section 8.4(d).
“Tax Receivable Agreements” means, collectively, (i) the Tax Receivable Agreement (Exchanges), dated on or about the date hereof, among the Managing Member, the Company and the other parties thereto; (ii) the Tax Receivable Agreement (SKM Norcraft Corp.), dated on or about the date hereof, among Norcraft and the other parties thereto; and (iii) the Tax Receivable Agreement (Trimaran Cabinet Corp.), dated on or about the date hereof, among Norcraft and the other parties thereto, in each case as such agreements may be amended or supplemented from time to time.

“Transfer” means sell, assign, convey, contribute, give, or otherwise transfer, whether directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise (including a transfer by way of entering into a financial instrument or contract the value of which was determined in whole or part by reference to the Company (including the amount of Company distributions, the value of Company assets or the results of Company operations)), or any act of the foregoing, but excludes Pledge or any act of Pledging.  The terms “Transferee,” “Transferor,” “Transferred,” “Transferring Member,” “Transferor Member” and other forms of the word “Transfer” shall have the correlative meanings.
“Treasury Regulations” means the regulations, including temporary regulations, promulgated by the United States Treasury Department under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Units” means the Common Units (vested or unvested) and any other Class of membership interests in the Company denominated as “Units” that is established in accordance with this Agreement, which shall constitute partnership interests in the Company as provided in this Agreement and under the Act, entitling the holders thereof to the relative rights, title and interests in the profits, losses, deductions and credits of the Company at any particular time as set forth in this Agreement, and any and all other benefits to which a holder thereof may be entitled as a Member as provided in this Agreement, together with the obligations of such Member to comply with all terms and provisions of this Agreement.
“Unvested Common Units” has the meaning set forth in Section 3.3(b).
“Voting Securities” shall mean any securities of Norcraft which are entitled to vote generally in matters submitted for a vote of Norcraft’s stockholders or generally in the election of Norcraft’s Board of Directors.
Section 1.2.    Terms Generally. In this Agreement, unless otherwise specified or where the context otherwise requires:
(a)    the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;
(b)    words importing any gender shall include other genders;
(c)    words importing the singular only shall include the plural and vice versa;
(d)    the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”;
(e)    the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;
(f)    references to “Articles,” “Exhibits,” “Sections” or “Schedules” shall be to Articles, Exhibits, Sections or Schedules of or to this Agreement;
(g)    references to any Person include the successors and permitted assigns of such Person;
(h)    the use of the words “or,” “either” and “any” shall not be exclusive;
(i)    wherever a conflict exists between this Agreement and any other agreement among parties hereto, this Agreement shall control but solely to the extent of such conflict;
(j)    references to “$” or “dollars” means the lawful currency of the United States of America;

(k)    references to any agreement, contract or schedule, unless otherwise stated, are to such agreement, contract or schedule as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and
(l)    the parties hereto have participated collectively in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, it is the intention of the parties that this Agreement shall be construed as if drafted collectively by the parties hereto, and that no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.
ARTICLE II
GENERAL PROVISIONS
Section 2.1.    Formation. The Company was formed as a Delaware limited liability company on November 12, 2013 pursuant to the Delaware Limited Liability Company Act by the execution and filing of a Certificate of Formation of a limited liability company with the Delaware Secretary of State on November 12, 2013. The Members agree to continue the Company as a limited liability company under the Act, upon the terms and subject to the conditions set forth in this Agreement.  The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.
Section 2.2.    Name. The name of the Company is “Norcraft Companies LLC,” and all Company business shall be conducted in that name or in such other names that comply with applicable law as the Managing Member may select from time to time.  Subject to the Act, the Managing Member may change the name of the Company (and amend this Agreement to reflect such change) at any time and from time to time without the consent of any other Person.  Prompt notification of any such change shall be given to all Members.
Section 2.3.    Section Term. The term of the Company commenced on the date the Certificate was filed with the office of the Secretary of State of the State of Delaware and shall continue in existence perpetually until termination in accordance with the provisions of Section 7.2(d) and the Act.
Section 2.4.    Purpose; Powers.
(a)    Managing Powers.  The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which limited liability companies may be formed under the Act.  The Company may engage in any and all activities necessary, desirable or incidental to the accomplishment of the foregoing.  Notwithstanding anything herein to the contrary, nothing set forth herein shall be construed as authorizing the Company to possess any purpose or power, or to do any act or thing, forbidden by law to a limited liability company formed under the laws of the State of Delaware.
(b)    Company Action.  Subject to the provisions of this Agreement and except as prohibited by the Act, (i) the Company may, with the approval of the Managing Member, enter into and perform any and all documents, agreements and instruments, all without any further act, vote or approval of any Member and (ii) the Managing Member may authorize any Person (including any Member or Officer) to enter into and perform any document on behalf of the Company.
Section 2.5.    Existence and Good Standing; Foreign Qualification. The Managing Member may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations.  The Managing Member may file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware, and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of limited liability companies and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members and the amounts of their respective capital contributions.  The Managing Member may cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Officers, with all requirements necessary to qualify the Company as a foreign limited liability company in any jurisdiction other than the State of Delaware.
Section 2.6.    Registered Office; Registered Agent; Principal Office; Other Offices. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Managing Member may designate from time to time in the manner provided by law.  The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Managing Member may designate from time to time in the manner provided by law.  The principal office of the Company shall be at such place as the Managing Member may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain records at such place.  The Company may have such other offices as the Managing Member may designate from time to time.
Section 2.7.    Admission. The Managing Member is hereby admitted as a member of the company upon its execution of a counterpart signature page to this Agreement and each member of the Company immediately prior to the effectiveness of this Agreement shall continue as a Member hereunder.
ARTICLE IIICAPITALIZATION
Section 3.1.    Units; Initial Capitalization; Schedules.
(a)    Limited Liability Company Interests.  Interests in the Company shall be represented by Units, or such other Equity Securities in the Company, or such other Company securities, in each case as the Managing Member may establish in its sole discretion in accordance with the terms hereof. As of the date hereof, the Units are comprised of one Class: “Common Units.”
(b)    Schedule of Members.  The Company shall maintain a schedule, from time to time amended and supplemented, in the form of Exhibit A hereto setting forth the name and address of each Member, and the number of Units and/or Equity Securities owned by such Member (such schedule, the “Schedule of Members”).  The Schedule of Members, as amended and supplemented from time to time, shall be the definitive record of ownership of each Unit or other Equity Security in the Company.  The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units or other Equity Securities in the Company for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units or other Equity Securities in the Company on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.
(c)    As of the date hereof, each Member owns the number of Common Units set forth opposite the name of such Member in the Schedule of Members set forth in Exhibit A hereto.
Section 3.2.    Authorization and Issuance of Additional Units.
(a)    The Managing Member may issue additional Common Units and/or establish and issue other Classes of Units, other Equity Securities in the Company or other Company securities from time to time with such rights, obligations, powers, designations, preferences and other terms, which may be different from, including senior to, any then existing or future Classes of Units, other Equity Securities in the Company or other Company securities, as the Managing Member shall determine from time to time, in its sole discretion, without the vote or consent of any other Member or any other Person, including (i) the right of such Units, other Equity Securities in the Company or other Company securities to share in Net Income and Net Loss or items thereof; (ii) the right of such Units, other Equity Securities in the Company or other Company securities to share in Company distributions; (iii) the rights of such Units, other Equity Securities or other Company securities upon dissolution and liquidation of the Company; (iv) whether, and the terms and conditions upon which, the Company may or shall be required to redeem such Units, other Equity Securities in the Company or other Company securities (including sinking fund provisions); (v) whether such Units, other Equity Securities in the Company or other Company securities are issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which such Units, other Equity Securities in the Company or other Company securities will be issued, evidenced by certificates or assigned or transferred; (vii)  the terms and conditions of the issuance of such Units, other Equity Securities in the Company or other Company securities (including the amount and form of consideration, if any, to be received by the Company in respect thereof, the Managing Member being expressly authorized, in its sole discretion,  to cause the Company to issue Units, other Equity Securities in the Company or other Company securities for less than Fair Market Value); and (viii) the right, if any, of the holder of such Units, other Equity Securities in the Company or other Company securities to vote on Company matters, including matters relating to the relative designations, preferences, rights, powers and duties of such Units, other Equity Securities in the Company or other Company securities. The Managing Member, without the vote or consent of any other Member or any other Person, is authorized (i) to issue any Units, other Equity Securities in the Company or other Company securities of any such newly established Class or any existing Class and (ii) to amend this Agreement to reflect the creation of any such new Class, the issuance of Units, other Equity Securities in the Company or other Company securities of such Class, and the admission of any Person as a Member which has received Units or other Equity Securities of any such Class, in accordance with Sections 3.2, 7.4 and 9.4.  Except as expressly provided in this Agreement to the contrary, any reference to “Units” shall include the Common Units and any other Classes of Units that may be established in accordance with this Agreement.
(b)    Notwithstanding the foregoing or anything else to the contrary in this Agreement, if at any time Norcraft issues a share of its Common Stock (including in the IPO) or any other Equity Security of Norcraft, (i) the Company shall issue to Norcraft (or one or more Subsidiaries of Norcraft) one Common Unit (if Norcraft issues a share of Common Stock), or such other Equity Security of the Company (if Norcraft issues Equity Securities other than Common Stock) corresponding to the Equity Securities issued by Norcraft, and with the rights to dividends and distributions (including distributions upon liquidation) and other economic rights as are determined in Good Faith to correspond to those of such Equity Securities of Norcraft and (ii) the net proceeds received by Norcraft with respect to the corresponding share of Common Stock or other Equity Security, if any, shall be concurrently transferred (directly or indirectly through one or more Subsidiaries of Norcraft) to the Company; provided, however, that if Norcraft issues any shares of Common Stock (including in the IPO) or other Equity Securities some or all of the net proceeds of which are to be used to fund expenses or other obligations of Norcraft for which Norcraft (or one or more Subsidiaries of Norcraft) would be permitted a cash distribution pursuant to clause (ii) of Section 4.3, then, Norcraft shall not be required to transfer such net proceeds to the Company which are used or will be used to fund such expenses or obligations; provided, further, that if Norcraft issues any shares of Common Stock in order to acquire for stock or fund the acquisition for cash from a Member of a number of Units equal to the number of shares of Common Stock so issued, then the Company shall not issue any new Units in connection therewith and Norcraft shall not be required to transfer (directly or indirectly) such net proceeds to the Company (it being understood that such net proceeds shall instead be transferred to such Member as consideration for such purchase). Notwithstanding the foregoing, this Section 3.2(b) and Section 3.2(c) shall not apply to the issuance and distribution to holders of shares of Norcraft Common Stock of rights to purchase Equity Securities of the Norcraft under a “poison pill” or similar shareholders rights plan (it being understood that upon exchange of Units for Common Stock, such Common Stock will be issued together with a corresponding right), or to the issuance under Norcraft’s employee benefit plans of any warrants, options, other rights to acquire Equity Securities of Norcraft or rights or property that may be converted into or settled in Equity Securities of Norcraft, but shall in each of the foregoing cases apply to the issuance of Equity Securities of Norcraft in connection with the exercise or settlement of such rights, warrants, options or other rights or property (for cash or other consideration in accordance with their terms or otherwise). Except for transactions pursuant to the Exchange Agreement, (x) the Company may not issue any additional Common Units to any member of the Norcraft Group unless substantially simultaneously Norcraft issues or sells an equal number of shares of Norcraft’s Common Stock to another Person, and (y) the Company may not issue any other Equity Securities of the Company to any member of the Norcraft Group unless substantially simultaneously Norcraft issues or sells, to another Person, an equal number of shares of a new class or series of Equity Securities of Norcraft with the rights to dividends and distributions (including distributions upon liquidation) and other economic rights as are determined in Good Faith to correspond to those of such Equity

Securities of the Company.
(c)    Norcraft may not redeem, repurchase or otherwise acquire any shares of Common Stock (including upon forfeiture of any unvested shares of Common Stock) unless Norcraft causes the Company to substantially simultaneously redeem, repurchase or otherwise acquire from a member of the Norcraft Group an equal number of Common Units for the same price per security, and Norcraft may not redeem, repurchase or otherwise acquire any other Equity Securities of Norcraft unless Norcraft causes the Company to substantially simultaneously redeem, repurchase or otherwise acquire from a member of the Norcraft Group an equal number of Equity Securities of the Company of a corresponding class or series for the same price per security. The Company may not redeem, repurchase or otherwise acquire any Common Units from a member of the Norcraft Group unless substantially simultaneously Norcraft redeems, repurchases or otherwise acquires an equal number of shares of Common Stock for the same price per security from holders thereof, and the Company may not redeem, repurchase or otherwise acquire any other Equity Securities of the Company from a member of the Norcraft Group unless substantially simultaneously Norcraft redeems, repurchases or otherwise acquires for the same price per security an equal number of Equity Securities of Norcraft of a corresponding class or series. Notwithstanding the foregoing, to the extent that any consideration payable to Norcraft in connection with the redemption or repurchase of any shares of Common Stock or other Equity Securities of Norcraft consists (in whole or in part) of shares of Common Stock or such other Equity Securities (including in connection with the cashless exercise of an option or warrant), then the redemption or repurchase of the corresponding Units or other Equity Securities of the Company shall be effectuated in an equivalent manner.
(d)    The Company shall not in any manner effect any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Common Stock with corresponding changes made with respect to any other exchangeable or convertible securities. Norcraft shall not in any manner effect any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Common Stock unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Units, with corresponding changes made with respect to any other exchangeable or convertible securities.
(e)    It is the intention of the Members that the Norcraft Group collectively owns an aggregate number of Common Units of the Company that is equal to the aggregate number of outstanding shares of Common Stock of Norcraft (subject to the second sentence of Section 3.2(b)), and this Section 3.2 shall be interpreted consistent with such intent. In the event that a member of the Norcraft Group acquires from other Members any Common Units and such acquisition results in the Norcraft Group collectively owning an aggregate number of Common Units of the Company that exceeds the aggregate number of outstanding shares of Common Stock of Norcraft (subject to the second sentence of Section 3.2(b)), the Managing Member may cause a recapitalization or other similar adjustment regarding the Company such that (x) the Norcraft Group collectively owns an aggregate number of Common Units of the Company that is equal to the aggregate number of outstanding shares of Common Stock of Norcraft (subject to the second sentence of Section 3.2(b)) and (y) the Members maintain to the maximum extent possible the economic sharing arrangement among the Members as in place immediately prior to such recapitalization or other adjustment.
Section 3.3.    Vesting of Unvested Common Units. Unvested Common Units shall vest according to the following:
(c)    Time Based Vesting. One-third of the aggregate amount of Unvested Common Units shall vest on each of the one-year, two-year and three-year anniversaries of the original grant of such award under the Incentive Plan and Existing Agreement (the “Unvested Common Units”); provided, that in the case of each of clause (a) and (b) of this Section 3.3, the participant is employed by the Norcraft or any of its Subsidiaries on such anniversary. In the event of the termination of employment of a participant for any reason, no Unvested Common Unit which is not vested at such time shall vest at or after the date of such termination.

(d)    Acceleration of Vesting. Notwithstanding the terms of any particular award, the Managing Member may at any time accelerate the time at which all or any part of such award may vest in its discretion and without the requirement of equivalent treatment among the Common Units the subject of an award. Any Unvested Common Units shall vest immediately prior to and conditioned upon the consummation of a Change in Control (it being understood that in the event of a Change in Control enumerated in (a), (b) or (c) of the definition of Change in Control set forth in Section 1.1 of this Agreement, upon the consummation of the transaction approved thereby). Each Unvested Common Unit held by an employee of, or one who provides services to or on behalf of, Norcraft or an Affiliate thereof, upon the termination of employment or the performance of services of such holder of Unvested Common Units for any reason shall be automatically cancelled.
Section 3.4.    Capital Accounts.
(a)    Capital Accounts. A separate account (each a “Capital Account”) shall be established and maintained for each Member which:
(i)    shall be increased by (i) the amount of cash and the Fair Market Value of any other property contributed (or deemed contributed) by such Member to the Company as a capital contribution (net of liabilities secured by such property or that the Company assumes or takes the property subject to) and (ii) such Member’s share of the Net Income (and other items of income and gain) of the Company; and
(ii)    shall be reduced by (i) the amount of cash and the Fair Market Value of any other property distributed to such Member (net of liabilities secured by such property or that the Member assumes or takes the property subject to) and (ii) such Member’s share of the Net Loss (and other items of loss and deduction) of the Company.
The Capital Accounts as of the date hereof, as adjusted for the revaluation that will occur under Section 3.4(b) in connection with the direct or indirect investment in the Company by Norcraft that is expected to occur as of the date hereof, are set forth on Schedule 3.4. It is the intention of the Members that the Capital Accounts of the Company be maintained in accordance with the provisions of Section 704(b) of the Code and the Regulations thereunder and that this Agreement be interpreted consistently therewith. Notwithstanding anything expressed or implied to the contrary in this Agreement, in the event the Managing Member shall determine, in its sole and absolute discretion, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Members or comply with the principles of Section 704(b) of the Code and the Regulations thereunder, the Managing Member may make such modification, notwithstanding any other provision hereof, without the consent of any other Person.
(b)    Revaluations of Assets and Capital Account Adjustments. Unless otherwise determined by the Managing Member, immediately preceding the issuance of additional Units in exchange for cash, property or services to a new or existing Member and upon the redemption of any portion of an interest in the Company of any Member (or such other times as may be determined by the Managing Member), the then prevailing Asset Values of the Company shall be adjusted to equal their respective gross Fair Market Values and any increase in the net equity value of the Company (Asset Values less liabilities) shall be credited to the Capital Accounts of the Members in the same manner as Net Income is credited under Section 5.1 (or any decrease in the net equity value of the Company shall be debited in the same manner as Net Loss is debited under Section 5.1). The Capital Accounts of the Company shall be revalued immediately prior to the (direct or indirect) investment by Norcraft in the Company that is expected to occur as of the date hereof.
(c)    Additional Capital Account Adjustments. Any income of the Company that is exempt from federal income tax shall be credited to the Capital Accounts of the Members in the same manner as Net Income is credited under Section 5.1 when such income is realized. Any expenses or expenditures of the Company which may neither be deducted nor capitalized for tax purposes (or are so treated for tax purposes) shall be debited to the Capital Accounts of the Members in the same manner as Net Loss is debited under Section 5.1. If any special adjustments are made to or with respect to Company property pursuant to Code Sections 734(b) or 743(b), Capital

Accounts shall be adjusted to the extent required by the Regulations under Section 704 of the Code. The amount by which the Fair Market Value of any property to be distributed in kind to the Members exceeds or is less than the then prevailing Asset Value of such property shall, to the extent not otherwise recognized by the Company, be taken into account in determining Net Income and Net Loss and determining the Capital Accounts of the Members as if such property had been sold at its Fair Market Value immediately prior to such distribution.
(d)    Additional Capital Account Provisions. No Member shall have the right to demand a return of all or any part of such Member’s capital contributions to the Company. Any return of the capital contributions of any Member shall be made solely from the assets of the Company and only in accordance with the terms of this Agreement. Except to the extent otherwise expressly provided for in this Agreement, no interest shall be paid to any Member with respect to such Member’s capital contributions or Capital Account. In the event that all or a portion of the Units of a Member are transferred in accordance with this Agreement, the transferee of such Units shall also succeed to all or the relevant portion of the Capital Account of the transferor. Units held by a Member may not be transferred independently of the Company Interest to which the Units relate.
Section 3.5.    No Withdrawal. No Person shall be entitled to withdraw any part of such Member’s capital contributions to the Company or Capital Account or to receive any distribution from the Company, except as expressly provided herein.
Section 3.6.    Loans From Members. Loans by Members to the Company shall not be considered capital contributions to the Company.  If any Member shall loan funds to the Company, then the making of such loans shall not result in any increase in the Capital Account balance of such Member.  The amount of any such loans shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such loans are made.
Section 3.7.    No Right of Partition. To the fullest extent permitted by law, no Member shall have the right to seek or obtain partition by court decree or operation of law of any property of the Company or any of its Subsidiaries or the right to own or use particular or individual assets of the Company or any of its Subsidiaries, or, except as expressly contemplated by this Agreement, be entitled to distributions of specific assets of the Company or any of its Subsidiaries.
Section 3.8.    Non-Certification of Units; Legend; Units are Securities.
(a)    Units shall be issued in non-certificated form; provided that the Managing Member may cause the Company to issue certificates to a Member representing the Units held by such Member.
(b)    If the Managing Member determines that the Company shall issue certificates representing Units to any Member, the following provisions of this Section 3.8 shall apply:
(i)    The Company shall issue one or more certificates in the name of such Person in such form as it may approve, subject to Section 3.8(b)(ii) (a “Company Interest Certificate”), which shall evidence the ownership of the Units represented thereby.  Each such Company Interest Certificate shall be denominated in terms of the number of Units evidenced by such Company Interest Certificate and shall be signed by the Managing Member or an Officer on behalf of the Company.
(ii)    Each Company Interest Certificate shall bear a legend substantially in the following form:
This certificate evidences a Common Unit representing an interest in Norcraft Companies LLC and shall constitute a “security” within the meaning of, and shall be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar

Association on February 14, 1995.
The interests in Norcraft Companies LLC represented by this certificate are subject to restrictions on transfer set forth in the Limited Liability Company of Norcraft Companies LLC, dated as of November 13, 2013, by and among each of the members from time to time party thereto, as the same may be amended from time to time.
(iii)    Each Unit shall constitute a “security” within the meaning of, and shall be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.
(iv)    The Company shall issue a new Company Interest Certificate in place of any Company Interest Certificate previously issued if the holder of the Units represented by such Company Interest Certificate, as reflected on the books and records of the Company:
(A)    makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Company Interest Certificate has been lost, stolen or destroyed;
(B)    requests the issuance of a new Company Interest Certificate before the Company has notice that such previously issued Company Interest Certificate has been acquired by a purchaser for value in Good Faith and without notice of an adverse claim;
(C)    if requested by the Company, delivers to the Company such security, in form and substance satisfactory to the Company, as the Managing Member may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Company Interest Certificate; and
(D)    satisfies any other reasonable requirements imposed by the Company.
(v)    Upon a Member’s Transfer in accordance with the provisions of this Agreement of any or all Units represented by a Company Interest Certificate, the Transferee of such Units shall deliver such Company Interest Certificate, duly endorsed for Transfer by the Transferee, to the Company for cancellation, and the Company shall thereupon issue a new Company Interest Certificate to such Transferee for the number of Units being Transferred and, if applicable, cause to be issued to such Transferring Member a new Company Interest Certificate for the number of Units that were represented by the canceled Company Interest Certificate and that are not being Transferred.
ARTICLE IV
DISTRIBUTIONS
Section 4.1.    Distributions. Except as described in this Article IV or Section 7.2, distributions (other than Tax Distributions) shall be made to the Members as and when determined by the Managing Member, ratably among the Members in accordance with their respective number of Common Units.
Section 4.2.    Unvested Common Units. To the extent that any distributable amount, other than a Tax Distribution, is to be made to a Member in respect of any Unvested Common Unit, such distribution shall be set aside for such Member to be distributed to such Member at the time that such Unit vests in accordance with Section 3.3 of this Agreement.  To the extent that such Unvested Common Unit shall be forfeited by or repurchased from such Member without having ceased to be an Unvested Common Unit, such distributable amount shall revert to the Company.

Section 4.3.    Distributions to Norcraft. The Managing Member, in its sole discretion, may authorize that (i) cash be distributed to members of the Norcraft Group (which distribution shall be made without pro rata distributions to the other Members) in exchange for the redemption, repurchase or other acquisition of Common Units (or other Equity Securities) held by such person, where the redemption proceeds are to be used by Norcraft to acquire its outstanding Common Stock (or other Equity Securities) in accordance with Section 3.2, and (ii) cash be distributed to members of the Norcraft Group (which distributions shall be made without pro rata distributions to the other Members) as required for members of the Norcraft Group to pay (A) operating, administrative and other similar costs and expenses incurred by the Managing Member or its Affiliates, and other costs and expenses relating to the investment in or activities of the Company and its Subsidiaries, including payments in respect of indebtedness and preferred stock, to the extent used or to be used to pay expenses or other obligations described in this clause (ii) (in either case only to the extent economically equivalent indebtedness or Equity Securities of the Company were not issued to the Managing Member or the applicable Affiliates), fees and disbursements of all investment bankers, financial advisers, legal counsel, independent certified public accountants, consultants and other Persons retained by the board of directors of any member of the Norcraft Group, and fees associated with any filings by a member of the Norcraft Group with any Governmental Entity, (B) any judgments, settlements, penalties, fines or other costs and expenses in respect of any claims against, or any litigation or proceedings involving, any member of the Norcraft Group, (C) fees and expenses related to any securities offering, investment or acquisition transaction (whether or not successful) authorized by the board of directors of any member of the Norcraft Group, or to any redemptions or acquisitions of Common Units or other Equity Securities and (D) other fees and expenses in connection with the maintenance of the existence of each member of the Norcraft Group (including any franchise taxes and any costs or expenses associated with being a public company listed on a national securities exchange). For the avoidance of doubt, distributions under this Section 4.3 may not be used to pay or facilitate dividends or distributions on the Common Stock (other than distributions in redemption of Common Stock (or other Equity Securities) in accordance with Section 3.2). Further, and without limiting the foregoing, the Managing Member, in its sole discretion, may authorize that cash be distributed to members of the Norcraft Group to make any payments to be made under the Tax Receivable Agreements or the Exchange Agreement, including, without limitation, losses, claims damages, liabilities and expenses due by the Norcraft Group under the Registration Rights Agreement, so long as such distributions are made pro rata in accordance with Common Units.
Section 4.4.    Tax Distributions.
(a)    The Company shall distribute ratably among the Members in accordance with their respective number of Common Units on a quarterly basis by the 10th (or next succeeding Business Day) of each of March , June, September and December of each taxable year, or such other dates as may be appropriate in light of tax payment requirements (each a “Tax Distribution Date”), an aggregate amount (the “Tax Distribution”) in cash equal to the excess, if any, of (A) the Company’s Tax Liability (as defined in clause (b) below) with respect to such taxable year over (B) the amounts previously distributed pursuant to this Section 4.4 with respect to such taxable year. Notwithstanding the foregoing, Tax Distributions shall only be made for periods (or portions thereof) beginning on or after the date hereof For purposes of computing a Tax Distribution under this Section 4.4, salaries, bonuses, and any other payments in the nature of compensation shall not be taken into account, other than as an expense of the Company.
(b)    For purposes of this Section 4.4, the “Company’s Tax Liability” means, with respect to a taxable year (or portion thereof) beginning as of the first day of such taxable year (or portion thereof) and ending on the last day of the most recent relevant determination date, the product of (x) the cumulative excess of taxable income over taxable losses of the Company for such taxable year (or portion thereof), calculated without regard to (A) any gain or loss attributable to or realized in connection with a sale of all or substantially all of the assets of the Company, and (B) for clarity, any tax deductions or basis adjustments of any Member arising under Code Section 743, and (y) the highest combined marginal federal, state and local tax rate then applicable (including any Medicare Contribution tax on net investment income) to an individual (or, if higher, to a corporation) resident in New York, NY (assuming the maximum limitations on the use of deductions for state and local taxes). A final accounting for Tax Distributions shall be made for each taxable year after the taxable income or loss of the Company has been determined for such taxable year, and the Company shall promptly thereafter make supplemental Tax Distributions (or future Tax Distributions will be reduced) to reflect any difference between estimates previously used in calculating the Company’s Tax Liability and the relevant actual amounts recognized.
(c)    Notwithstanding Section 4.4(a) or (d), if on a Tax Distribution Date there are not sufficient funds in the Company (or any of its U.S. Subsidiaries that are disregarded entities for U.S. federal income tax purposes) to distribute the full amount of the relevant Tax Distribution otherwise to be made or any credit agreements or other debt documents to which the Company (or any of its Subsidiaries) is a party do not permit the Company to receive from its Subsidiaries or distribute to each Member the full amount of the Tax Distributions otherwise to be made to each such Member, distributions pursuant to this Section 4.4 shall be made ratably among the Members in accordance with their respective number of Common Units to the extent of the available funds.
(d)    If, following an audit or examination, there is an adjustment that would affect the calculation of the Company’s taxable income or taxable loss for a given period or portion thereof after the date of this Agreement, or in the event that the Company files an amended tax return which has such effect, then, subject to the availability of cash and any restrictions set forth in any credit agreements or other debt documents to which the Company (or any of its Subsidiaries that are disregarded entities for U.S. federal income tax purposes) is a party, the Company shall promptly recalculate the Company’s Tax Liability for the applicable period and make additional Tax Distributions ratably among the Members in accordance with their respective number of Common Units (increased by an additional amount estimated to be sufficient to cover any interest or penalties that would be imposed on the Company if it were an individual (or, if higher, a corporation) resident in New York, NY) to give effect to such adjustment or amended tax return.
Section 4.5.    Withholding; Indemnification. Each Member shall, to the fullest extent permitted by law, indemnify and hold harmless the Managing Member and each other Person who is or who is deemed to be the responsible withholding agent for United States federal, state or local or foreign income tax purposes against all claims, liabilities and expenses of whatever nature relating to the Company’s, the Managing Member’s or such other Person’s obligation to withhold and to pay over, or otherwise to pay, any withholding or other taxes payable by the Company or any of its Affiliates with respect to such Member or as a result of such Member’s ownership of Units or participation in the Company. Each Member hereby authorizes the Company and the Managing Member on behalf of the Company to withhold and to pay over, or otherwise to pay, any withholding or other taxes determined by the Managing Member to be payable by the Company (pursuant to any provision of United States federal, state or local or foreign law) with respect to such Member or such Member’s Units or as a result of such Member’s participation in the Company; if and to the extent that the Company withholds or pays any such withholding or other taxes with respect to a Member, such Member shall be deemed for all purposes of this Agreement to have received a distribution from the Company as of the time such withholding or other tax is paid (or, if earlier, required to be paid) with respect to such Member’s Company Interest, and, to the extent such taxes exceed the amount that would otherwise be distributable to such Member, as a demand loan payable by the Member to the Company with interest at a 10% rate, compounded annually. The Managing Member may, in its discretion, either demand payment of the principal and accrued interest on such demand loan at any time, and enforce payment thereof by legal process, or may withhold from one or more distributions to a Member amounts sufficient to satisfy such Member’s obligations under any such demand loan. In the event that the Company receives a refund of taxes previously withheld, the economic benefit of such refund shall be apportioned among the Members in a manner reasonably determined by the Managing Member to offset the prior operation of this Section 4.5 in respect of such withheld taxes.
Section 4.6.    Limitation. Notwithstanding any other provision of this Agreement, the Company, and the Managing Member on behalf of the Company, shall not be required to make a distribution if such distribution to any Member or Assignee would violate the Act or other applicable law.
ARTICLE V
ALLOCATIONS
Section 5.1.    Allocations for Capital Account Purposes.
(e)    Allocations of Net Income and Net Losses. Except as otherwise provided in this

Agreement, Net Income and Net Losses (and, to the extent necessary, and if determined appropriate by the Managing Member in its sole discretion individual items of income, gain or loss or deduction of the Company) shall be allocated in a manner such that the Capital Account of each Member after adjustment by the Member’s share of “minimum gain” and “partner minimum gain” (as such terms are used in Treasury Regulation Section 1.704-2) not otherwise required to be taken into account in such period is, as nearly as possible, equal (proportionately) to the distributions that would be made pursuant to Section 7.2(c) if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Asset Values, all Company liabilities were satisfied (limited with respect to each non-recourse liability to the Asset Values of the assets securing such liability) and the net assets of the Company were distributed to the Members pursuant to this Agreement.
(f)    Regulatory Allocations. Although the Members do not anticipate that events will arise that will require application of this Section 5.1, provisions are included in this Agreement governing the allocation of income, gain, loss, deduction and credit (and items thereof) as may be necessary to provide that the Company’s allocation provisions contain a so-called “qualified income offset” and comply with all provisions relating to the allocation of so-called “non-recourse deductions” and “partner non-recourse deductions” and the chargeback thereof as set forth in the Regulations under Section 704(b) of the Code (such regulatory allocations, “Regulatory Allocations”); provided, however, that the Members intend that all Regulatory Allocations that may be required shall be offset by other Regulatory Allocations or special allocations of items so that the share of the Net Income and Net Loss of the Company of each Member will be the same as it would have been had the events requiring the Regulatory Allocations not occurred. For this purpose the Managing Member, based on the advice of the Company’s auditors or tax counsel, is hereby authorized to make such special curative allocations as may be appropriate.
(g)    Deficit Capital Accounts.  No Member shall be required to pay to the Company, to any other Member or to any third party any deficit balance which may exist from time to time in the Member’s Capital Account.
The allocations made pursuant to this Section 5.1 are intended to comply with the provisions of Section 704(b) of the Code and the Regulations thereunder and, in particular, to reflect the Members’ economic interests in the Company, as set forth herein, and the Managing Member shall interpret this Section 5.1 in a manner consistent with such intention and shall make such adjustments to these allocations as the Managing Member determines to be necessary or appropriate.
Section 5.2.    Allocations for Tax Purposes.
(e)    Tax Allocations. Except as set forth below or as otherwise required by the Code or other applicable law, the income, gains, losses and deductions of the Company shall be allocated for federal, state and local income tax purposes among the Members in accordance with the allocation of such income, gains, losses and deductions among the Members for purposes of computing their Capital Accounts.
(f)    Contributed Assets. In accordance with Section 704(c) of the Code, income, gain, loss and deduction with respect to any property contributed (or deemed contributed for income tax purposes) to the Company with an adjusted basis for federal income tax purposes different from the initial Asset Value at which such property was accepted by the Company shall, solely for tax purposes, be allocated among the Members so as to take into account such difference in the manner required by Section 704(c) of the Code and the applicable Regulations.
(g)    Revalued Assets. If the Asset Value of any asset of the Company is adjusted pursuant to Section 3.4(b), subsequent allocations of income, gain, loss and deduction with respect to such asset shall, solely for tax purposes, be allocated among the Members so as to take into account such adjustment in the same manner as under Section 704(c) of the Code and the applicable Regulations.
(h)    Elections and Limitations. The allocations required by this Section 5.2(d) are solely for purposes of federal, state and local income taxes and shall not affect either the allocation of Net Income or Net Loss as between Members or any Member’s Capital Account. All tax allocations required by this Section 5.2(d) shall be made using any method determined appropriate by the Managing Member.
(i)    Section 754 Election. The Members intend that an election under Section 754 of the Code be made for the Company for the taxable year that includes the date hereof. The Company intends to cause such election to be in effect for subsequent taxable years of the Company for so long as it is treated as a partnership for U.S. federal income tax purposes (and intends to make additional elections under Section 754 of the Code in the event there is a termination (within the meaning of Section 708 of the Code) of the Company).
(j)    Section 706 Determination. For purposes of determining the items of Company income, gain, loss, deduction, or credit allocable to any Member with respect to any period, such items shall be determined on a daily, monthly, or other basis, as determined by the Managing Member using any permissible method under Code Section 706 and the Treasury Regulations promulgated thereunder.
Allocations pursuant to this Section 5.2 are solely for the purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Income, Loss, distributions or other Company items pursuant to any provision of this Agreement.
Section 5.3.    Members’ Tax Reporting. The Members acknowledge and are aware of the income tax consequences of the allocations made pursuant to this ARTICLE V and, except as may otherwise be required by applicable law or regulatory requirements, hereby agree to be bound by the provisions of this ARTICLE V in reporting their shares of Company income, gain, loss, deduction and credit for federal, state and local income tax purposes.
ARTICLE VIMANAGEMENT
Section 6.1.    Managing Member; Delegation of Authority and Duties.
(k)    Authority of Managing Member.  The business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the Managing Member, which may from time to time delegate authority to Officers or to others to act on behalf of the Company.  Without limiting the foregoing provisions of this Section 6.1(a), the Managing Member shall have the sole power to manage or cause the management of the Company, including the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity.
(l)    Members.  No Member who is not also a Managing Member, in his or her or its capacity as such, shall participate in or have any control over the business of the Company. Except as expressly provided herein, the Units, other Equity Securities in the Company, or the fact of a Member’s admission as a member of the Company do not confer any rights upon the Members to participate in the management of the affairs of the Company.  Except as expressly provided herein, no Member who is not also a Managing Member shall have any right to vote on any matter involving the Company, including with respect to any merger, consolidation, combination or conversion of the Company, or any other matter that a Member might otherwise have the ability to vote or consent with respect to under the Act, at law, in equity or otherwise.  The conduct, control and management of the Company shall be vested exclusively in the Managing Member. In all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Managing Member shall be the decision of the Company. Except as required law, or expressly provided in Section 6.1(c) or by separate agreement with the Company, no Member who is not also a Managing Member (and acting in such capacity) shall take any part in the management or control of the operation or business of the Company in its capacity as a Member, nor shall any Member who is not also a Managing Member (and acting in such capacity) have any right, authority or power to act for or on behalf of or bind the Company in his or her or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member.

(m)    Delegation by Managing Member.  The Company may employ one or more Members from time to time, and such Members, in their capacity as employees or agents of the Company (and not, for clarity, in their capacity as Members of the Company), may take part in the control and management of the business of the Company to the extent such authority and power to act for or on behalf of the Company has been delegated to them by the Managing Member.  To the fullest extent permitted by law, the Managing Member shall have the power and authority to delegate to one or more other Persons the Managing Member’s rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of a Member or the Company (including Officers), and to delegate by a management agreement or another agreement with, or otherwise to, other Persons.  The Managing Member may authorize any Person (including any Member or Officer) to enter into and perform any document on behalf of the Company.
Section 6.2.    Officers.
(e)    Designation and Appointment.  The Managing Member may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company’s business, including employees, agents and other Persons (any of whom may be a Member) who may be designated as Officers of the Company, with such titles as and to the extent authorized by the Managing Member.  Any number of offices may be held by the same Person.  In its discretion, the Managing Member may choose not to fill any office for any period as it may deem advisable.  Officers need not be residents of the State of Delaware or Members.  Any Officers so designated shall have such authority and perform such duties as the Managing Member may from time to time delegate to them.  The Managing Member may assign titles to particular Officers.  Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Managing Member.  Designation of an Officer shall not of itself create any employment or, except as provided in Section 6.4, contractual rights.
(f)    Resignation and Removal.  Any Officer may resign as such at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Managing Member.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.  All employees, agents and Officers shall be subject to the supervision and direction of the Managing Member and may be removed, with or without cause, from such office by the Managing Member and the authority, duties or responsibilities of any employee, agent or Officer of the Company may be suspended by or altered the Managing Member from time to time, in each case in the sole discretion of the Managing Member.
(g)    Duties of Officers.  The Officers, in the performance of their duties as such, shall owe to the Company duties of loyalty and due care of the type owed by officers of a Delaware corporation pursuant to the laws of the state of Delaware.
Section 6.3.    Liability of Members.
(a)    No Personal Liability.  Except as otherwise required by applicable law and as expressly set forth in this Agreement, no Member shall have any personal liability whatsoever in such Person’s capacity as a Member, whether to the Company, to any of the other Members, to the creditors of the Company or to any other third party, for the debts, liabilities, commitments or any other obligations of the Company or for any losses of the Company.  Except as otherwise required by the Act, each Member shall be liable only to make payments to the Company as provided for expressly herein.
(b)    Return of Distributions.  In accordance with the Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member.  It is the intent of the Members that no distribution to any Member pursuant to ARTICLE IV shall be deemed a return of money or other property paid or distributed in violation of the Act.  The payment of any such money or distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Act, and, to the fullest extent permitted by law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person.  However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.
(c)    No Duties. Notwithstanding any other provision of this Agreement or any duty otherwise existing at law, in equity or otherwise, the parties hereby agree that the Members (including the Managing Member), shall, to the maximum extent permitted by law, including Section 18-1101(c) of the Act, owe no duties (including fiduciary duties) to the Company, the other Members or any other Person who is a party to or otherwise bound by this Agreement; provided, however, that nothing contained in this Section 6.3(c) shall eliminate the implied contractual covenant of good faith and fair dealing.  To the extent that, at law or in equity, any Member (including the Managing Member) has duties (including fiduciary duties) and liabilities relating thereto to the Company, to another Member or to another Person who is a party to or otherwise bound by this Agreement, the Members (including the Managing Member) acting under this Agreement will not be liable to the Company,  to any such other Member or to any such other Person who is a party to or otherwise bound by this Agreement, for their good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities relating thereto of any Member (including the Managing Member) otherwise existing at law, in equity or otherwise, are agreed by the parties hereto to replace to that extent such other duties and liabilities of the Members (including the Managing Member) relating thereto.  The Managing Member may consult with legal counsel, accountants and financial or other advisors and any act or omission suffered or taken by the Managing Member on behalf of the Company or in furtherance of the interests of the Company in good faith in reliance upon and in accordance with the advice of such counsel, accountants or financial or other advisors will be full justification for any such act or omission, and the Managing Member will be fully protected in so acting or omitting to act so long as such counsel or accountants or financial or other advisors were selected with reasonable care.  Notwithstanding any other provision of this Agreement or otherwise applicable provision of law or equity, whenever in this Agreement the Managing Member is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Managing Member shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by applicable law, have no duty or obligation to give any consideration to any interest of or factors affecting the Company or the other Members, or (ii) in its “good faith” or under another expressed standard, the Managing Member shall act under such express standard and shall not be subject to any other or different standards.
Section 6.4.    Indemnification by the Company. Subject to the limitations and conditions provided in this Section 6.4, each Person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or arbitrative (each, a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he, she or it, or a Person of which he, she or it is the legal representative, is or was a Member or an Officer or a Tax Matters Member (each, an “Indemnified Person”), in each case, shall be indemnified by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment) against all judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including reasonable attorneys’ fees and expenses) actually incurred by such Indemnified Person in connection with such Proceeding, appeal, inquiry or investigation, if such Indemnified Person acted in Good Faith.  Reasonable expenses incurred by an Indemnified Person who was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of an undertaking by or on behalf of such Person to repay such amount if it shall ultimately be determined that he, she or it is not entitled to be indemnified by the Company.  Indemnification under this Section 6.4 shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder.  The rights granted pursuant to this Section 6.4 shall be deemed contract rights, and no amendment, modification or repeal of this Section 6.4 shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings, appeals, inquiries or investigations arising prior to any amendment, modification or repeal.  It is expressly acknowledged that the indemnification provided in this Section 6.4 could involve indemnification for negligence or under theories of strict liability. Notwithstanding the foregoing, no Indemnified Person shall be entitled to any indemnity or advancement of expenses in connection with any Proceeding brought (i) by such Indemnified Person against the Company (other than to enforce the rights of such Indemnified Person pursuant to this Section 6.4), any Member or any Officer, or (ii) by or in the right of the Company, without the prior written consent of the Managing Member.
Section 6.5.    Investment Representations of Members. Each Member hereby represents, warrants and acknowledges to the Company that:
(c)    such Member has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and is making an informed investment decision with respect thereto;
(d)    such Member is acquiring interests in the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof;
(e)    the execution, delivery and performance of this Agreement have been duly authorized by such Member;
(f)    such Member has executed and provided the Company properly completed copies of IRS Form W-8 or W-9, as applicable, which are valid as of the date hereof, and will promptly provide any additional information or documentation requested by the Managing Member relating to tax matters (including any information reasonably requested in connection with ensuring compliance under Sections 1471-1474 of the Code); if any such information or documentation previously provided becomes incorrect or obsolete, such Member will promptly notify the Managing Member and provide applicable updated information and documentation;
(g)    such Member is not a disregarded entity for U.S. federal income tax purposes and is acquiring its Company Interest for its own account and is the sole beneficial owner thereof for U.S. federal income tax purposes;
(h)    either (1) such Member is not, for U.S. federal income tax purposes, a partnership, trust, estate or “S Corporation” as defined in the Code (in each case a “Pass-Through Entity”) or (2) such Member is, for U.S. federal income tax purposes, a Pass-Through Entity, and within the meaning of Treasury Regulations Section 1.7704-1 (A) it is not a principal purpose of the use of the tiered arrangement involving such Member to permit the Company to satisfy the 100-partner limitation described in Treasury Regulations Section 1.7704-1(h)(1)(ii) or (B) at no time during the term of the Company will substantially all of the value of a beneficial owner’s interest in such Member (directly or indirectly) be attributable to such Member’s ownership of its Company Interest, and such Member has not transferred and will not transfer its Company Interest on or through (x) an established securities market or (y) a secondary market or the substantial equivalent thereof, all within the meaning of Code Section 7704(b); and
(i)    such Member’s taxable year-end is December 31 or has been otherwise indicated to the Managing Member in writing.
ARTICLE VIIWITHDRAWAL; DISSOLUTION; TRANSFER OF MEMBERSHIP INTERESTS;
ADMISSION OF NEW MEMBERS
Section 7.1.     Member Withdrawal. No Member shall have the power or right to withdraw or otherwise resign or be expelled from the Company prior to the dissolution and winding up of the Company except pursuant to a Transfer permitted under this Agreement.
Section 7.2.    Dissolution.
(d)    Events.  The Company shall be dissolved and its affairs shall be wound up on the first to occur of (i) the determination of the Managing Member, (ii) the entry of a decree of judicial dissolution of the

Company under Section 18-802 of the Act or (iii) the termination of the legal existence of the last remaining Member or the occurrence of any other event which terminates the continued membership of the last remaining Member in the Company unless the Company is continued without dissolution in a manner permitted by the Act.
(e)    Actions Upon Dissolution.  When the Company is dissolved, the business and property of the Company shall be wound up and liquidated by the Managing Member or, in the event of the unavailability of the Managing Member or if the Managing Member shall so determine, such Member or other liquidating trustee as shall be named by the Managing Member.
(f)    Priority.  A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to this Section 7.2 to minimize any losses otherwise attendant upon such winding up.  Upon dissolution of the Company, the assets of the Company shall be applied in the following manner and order of priority: (i) to creditors, including Members who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company (including all contingent, conditional or unmatured claims), whether by payment or the making of reasonable provision for payment thereof; and (ii) the balance shall be distributed in accordance with Article 4 hereof.
(g)    Cancellation of Certificate.  The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Agreement and (ii) the Certificate shall have been canceled in the manner required by the Act.
(h)    Return of Capital.  The liquidators of the Company shall not be personally liable for the return of capital contributions to the Company or any portion thereof to the Members (it being understood that any such return shall be made solely from Company assets).
(i)    Hart Scott Rodino.  Notwithstanding any other provision in this Agreement, in the event the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), is applicable to any Member by reason of the fact that any assets of the Company will be distributed to such Member in connection with the dissolution of the Company, the distribution of any assets of the Company shall not be consummated until such time as the applicable waiting periods (and extensions thereof) under the HSR Act have expired or otherwise been terminated with respect to each such Member.
Section 7.3.    Transfer by Members. Members may only Transfer or Pledge their Units or other interests or rights in the Company, in whole or in part, pursuant to and in accordance with Section 7.4(c) and the Exchange Agreement. Any purported Transfer or Pledge of all or a portion of a Member’s Units or other interests in the Company not complying with this Section 7.3 shall be void and shall not create any obligation on the part of the Company or the other Members to recognize that Transfer or Pledge or to deal with the Person to which the Transfer or Pledge purportedly was made.
Section 7.4.    Admission or Substitution of New Members.
(j)    Admission.  Without the consent of any other Person, the Managing Member shall have the right to admit as a Substituted Member or an Additional Member, any Person who acquires an interest in the Company, or any part thereof, from a Member or from the Company.  Concurrently with the admission of a Substituted Member or an Additional Member after the date hereof, the Managing Member shall forthwith (i) amend the Schedule of Members to reflect the name and address of such Substituted Member or Additional Member and to eliminate or modify, as applicable, the name and address of the Transferring Member with regard to the Transferred Units and (ii) cause any necessary papers to be filed and recorded and notice to be given wherever and to the extent required showing the substitution of a Transferee as a Substituted Member in place of the Transferring Member, or the admission of an Additional Member, in each case, at the expense, including payment of any professional and filing fees incurred, of such Transferor. In addition, The Transferring Member hereby indemnifies the Managing Member and the Company against any losses, claims, damages or liabilities to which the Managing Member, the Company, or any of their Affiliates may become subject arising out of or based upon any false representation or warranty made by, or breach or failure to comply with any covenant or agreement of, such Transferring Member or such Substituted Member in connection with such Transfer.
(k)    Conditions and Limitations.  The admission of any Person as a Substituted Member or an Additional Member shall be conditioned upon (i) such Person’s written acceptance and adoption of all the terms and provisions of this Agreement, either by (A) execution and delivery of a counterpart signature page to this Agreement countersigned by the Managing Member on behalf of the Company or (B) any other writing evidencing the intent of such Person to become a Substituted Member or an Additional Member and such writing is accepted by the Managing Member on behalf of the Company.
(l)    Prohibited Transfers.  Notwithstanding any contrary provision in this Agreement, in no event may any Transfer of a Unit or other interest in the Company be made by any Member or Assignee:
(i)    within one (1) year of the date of the closing of the IPO, except as described in the Exchange Agreement or in the case of Transfers by Norcraft to one or more of its Subsidiaries;
(ii)    if such Transfer is made to any Person who lacks the legal right, power or capacity to own such Unit or other interest in the Company;
(iii)    if such Transfer (together with prior Transfers) would pose a material risk that the Company would be a “publicly traded partnership” as defined in Section 7704 of the Code;
(iv)    if such Transfer would require the registration of such transferred Unit or other interest in the Company or of any Class of Unit or other interest in the Company pursuant to any applicable United States federal or state securities laws (including the Securities Act or the Exchange Act) or other non-U.S. securities laws (including Canadian provincial or territorial securities laws) or would constitute a non-exempt distribution pursuant to applicable provincial or state securities laws;
(v)    if such Transfer would cause any portion of the assets of the Company to become “plan assets” of any “benefit plan investor” within the meaning of regulations issued by the U.S. Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended from time to time; or
(vi)    to the extent requested by the Managing Member, if the Company does not receive such legal and/or tax opinions and written instruments (including copies of any instruments of Transfer and such Assignee’s consent to be bound by this Agreement as an Assignee) that are in a form satisfactory to the Managing Member, as determined in the Managing Member’s sole discretion.
In addition, notwithstanding any contrary provision in this Agreement, to the extent the Managing Member shall determine that the Company (and interests in the Company) do not (or are not reasonably expected to) meet the requirements of Treasury Regulation Section 1.7704-1(h), the Managing Member may impose such restrictions on the Transfer of Units or other interests in the Company as the Managing Member may determine to be necessary or advisable to avoid any material risk that the Company could be treated as a publicly traded partnership under Section 7704 of the Code.
Any Transfer in violation of Section 7.3 or this Section 7.4(c) shall be null and void ab initio and of no effect. For purposes of this Section 7.4(c) only, the term “Transfer” includes any Pledge.
(m)    Effect of Transfer to Substituted Member.  Following the Transfer of any Unit or other interest in the Company that is permitted under Sections 7.3 and 7.4, the Transferee of such Unit or other interest in the Company shall be treated as having made all of the capital contributions in respect of, as having been allocated all the items of income and loss allocated in respect of, and received all of the distributions received in respect of, such Unit or other interest in the Company, shall succeed to the Capital Account balance associated with such Unit or other interest in the Company, shall receive allocations and distributions under ARTICLE IV, ARTICLE V and

Section 7.2 in respect of such Unit or other interest in the Company and otherwise shall become a Substituted Member entitled to all the rights of a Member with respect to such Unit or other interest in the Company.
Section 7.5.    Additional Requirements. Notwithstanding any contrary provision in this Agreement, for the avoidance of doubt, the Managing Member may impose such vesting requirements, forfeiture provisions, Transfer restrictions, minimum retained ownership requirements or other similar provisions with respect to any interests in the Company that are outstanding as of the date of this Agreement or are created hereafter, with the written consent of the holder of such interests in the Company.  Such requirements, provisions and restrictions need not be uniform among holders of interests in the Company and may be waived or released by the Managing Member in its sole discretion with respect to all or a portion of the interests in the Company owned by any one or more Members or Assignees at any time and from time to time, and such actions or omissions by the Managing Member shall not constitute the breach of this Agreement or of any duty hereunder or otherwise existing at law, in equity or otherwise.
Section 7.6.    Bankruptcy. Notwithstanding any other provision of this Agreement, the Bankruptcy of a Member shall not cause such Member to cease to be a partner of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.
ARTICLE VIIIBOOKS AND RECORDS; FINANCIAL STATEMENTS AND OTHER INFORMATION;
TAX MATTERS
Section 8.1.    Books and Records. The Company shall keep at its principal executive office (i) correct and complete books and records of account (which, in the case of financial records, shall be kept in accordance with GAAP), (ii) minutes of the proceedings of meetings of the Members, (iii) a current list of the directors and officers of the Company and its Subsidiaries and their respective residence addresses, and (iv) a record containing the names and addresses of all Members, the total number of Units held by each Member, and the dates when they respectively became the owners of record thereof.  Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into written form within a reasonable time. Except as expressly set forth in this Agreement, notwithstanding the rights set forth in Section 18-305 of the Act, no Member shall have the right to obtain information from the Company.
Section 8.2.    Information.
(a)    All determinations, valuations and other matters of judgment required to be made for ordinary course accounting purposes under this Agreement shall be made by the Managing Member and shall be conclusive and binding on all Members, their Successors in Interest and any other Person who is a party to or otherwise bound by this Agreement, and to the fullest extent permitted by law or as otherwise provided in this Agreement, no such Person shall have the right to an accounting or an appraisal of the assets of the Company or any successor thereto.
Section 8.3.    Fiscal Year. The Fiscal Year of the Company shall end on December 31 except as otherwise determined by the Managing Member in its sole discretion or required under Section 706 of the Code.
Section 8.4.    Certain Tax Matters.
(a)    Preparation of Returns.  The Managing Member shall use commercially reasonable efforts to cause to be prepared all federal, state and local tax returns of the Company for each year for which such returns are required to be filed and shall use commercially reasonable efforts to cause such returns to be timely filed.  The Managing Member shall determine the appropriate treatment of each item of income, gain, loss, deduction and credit of the Company and the accounting methods and conventions under the tax laws of the United States of America, the several states and other relevant jurisdictions as to the treatment of any such item or any other method or procedure related to the preparation of such tax returns.  Except as specifically provided otherwise in this Agreement, the Managing Member may cause the Company to make or refrain from making any and all elections permitted by such tax laws. The Managing Member shall cause the Company to provide to each Member a Schedule K-1 for such Fiscal Year.  Additionally, the Managing Member shall cause the Company to provide to each Member, to the extent commercially reasonable and available to the Company without undue cost, any information reasonably required by the Member to prepare, or in connection with an audit of, such Member’s income tax returns.
(b)    Consistent Treatment. Each Member agrees that it shall not, except as otherwise required by applicable law or regulatory requirement (i) treat, on its tax returns, any item of income, gain, loss, deduction or credit relating to its interest in the Company in a manner inconsistent with the treatment of such item by the Company as reflected on the Form K-1 or other information statement furnished by the Company to such Member for use in preparing its tax returns or (ii) file any claim for refund relating to any such item based on, or which would result in, such inconsistent treatment. Each Member that determines it is required by applicable law or regulatory requirement to take any of the actions described in clause (i) or (ii) of the preceding sentence shall provide thirty (30) day’s advance written notice to the Managing Member. Further, each Member agrees to treat the Company as a “continuation” of Norcraft Holdings, L.P. for U.S federal income tax purposes, and the Managing Member shall be authorized to interpret references herein to the “Company” to include references to Norcraft Holdings, L.P. and otherwise to interpret the provisions of this Agreement to effectuate such treatment.
(c)    Tax Reporting on Unvested Common Units.  The Company shall treat a Member holding an Unvested Common Unit as the owner of such Unit, and the Company shall file its IRS Form 1065, and the Company shall issue appropriate Schedule K-1s, if any, to such Member, allocating to such Member its distributive share of all items of income, gain, loss, deduction and credit associated with such Unvested Common Unit as if it were fully vested. Each Member agrees to take into account such distributive share in computing its U.S. federal income tax liability for the entire period during which it holds any Unvested Common Unit. The Company and each Member agree not to claim a deduction (as wages, compensation or otherwise) for U.S. federal, state and local income tax purposes the fair market value of any Unvested Common Unit issued to a Member, whether at the time of grant of the Unit or at the time the Unit becomes a vested Unit. Each recipient of a Common Unit that is subject to vesting conditions at the time of issuance agrees to timely and properly file an election under Section 83(b) of the Code with respect to such Common Unit and shall promptly provide the Company with a copy of such election.
(d)    Duties of the Tax Matters Member. The Company and each Member hereby designate the Managing Member (or such other Person as the Managing Member may designate) as the “tax matters partner” for purposes of Code Section 6231(a)(7) and any analogous provisions of state land and in such capacity is referred to as the “Tax Matters Member”. The Tax Matters Member, on behalf of the Company and its Members, shall (subject to the terms of the Reorganization Agreement, the Exchange Agreement and the Tax Receivable Agreements) be permitted to make any filing, election, settlement or determination under the Code, the Regulations, or any other law or regulation permitted by law. Any actions of the Tax Matters Member shall be final and binding upon the Company and all Members. All expenses incurred by the Tax Matters Member in connection therewith (including attorneys’, accountants’ and other experts’ fees and disbursements) shall be expenses of, and payable by, the Company. No Member shall have the right, without the consent of the Tax Matters Member (but subject to the terms of the Reorganization Agreement, the Exchange Agreement and the Tax Receivable Agreements), to (1) participate in the audit of any Company tax return, (2) file any amended return or claim for refund in connection with any item of income, gain, loss, deduction or credit (other than items which are not partnership items within the meaning of Code Section 6231(a)(4) or which cease to be partnership items under Code Section 6231(b)) reflected on any tax return of the Company, (3) participate in any administrative or judicial proceedings conducted by the Company or the Tax Matters Member arising out of or in connection with any such audit, amended return, claim for refund or denial of such claim, or (4) appeal, challenge or otherwise protest any adverse findings in any such audit conducted by the Company or the Tax Matters Member or with respect to any such amended return or claim for refund filed by the Company or the Tax Matters Member or in any such administrative or judicial proceedings conducted by the Company or the Tax Matters Member.
(e)    Certain Filings.  Upon the Transfer of an interest in the Company (within the meaning of the Code), a sale of Company assets or a liquidation of the Company, the Members shall provide the Managing Member with information and shall make tax filings as reasonably requested by the Managing Member and required under applicable law.
(f)    FATCA. Notwithstanding anything in this Agreement to the contrary, the Managing

Member may take such actions as it determines necessary or appropriate (including causing a Member to withdraw from the Company under such terms and conditions established by the Managing Member) to comply with FATCA. “FATCA” means Sections 1471 through 1474 of the Code or any successor provision that is substantively the equivalent thereof (and, in each case, any Regulations promulgated thereunder or official interpretations thereof, and any agreements entered into pursuant thereto (including any intergovernmental agreements)).
ARTICLE IX
MISCELLANEOUS
Section 9.1.    Schedules. The Managing Member may from time to time execute and deliver to the Members schedules which set forth information contained in the books and records of the Company and any other matters deemed appropriate by the Managing Member.  Such schedules shall be for information purposes only and shall not be deemed to be part of this Agreement for any purpose whatsoever.
Section 9.2.    Governing Law. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT OF LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.
Section 9.3.    Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery, for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named court, that its property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain an action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before the above-named court nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than the above-named court whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce judgment of the above-named court in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.6 hereof is reasonably calculated to give actual notice.
Section 9.4.    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective Successors in Interest; provided that no Person claiming by, through or under a Member (whether as such Member’s Successor in Interest or otherwise), as distinct from such Member itself, shall have any rights as, or in respect to, a Member (including the right to approve or vote on any matter or to notice thereof).
Section 9.5.    Amendments and Waivers. This Agreement may be amended, supplemented, waived or modified by the written consent of the Managing Member in its sole discretion without the approval of any other Member or other Person; provided that except as otherwise provided herein (including in Section 3.2(a)), no amendment may materially and adversely affect the rights of a holder of Units, as such, other than on a pro rata basis with other holders of Units of the same Class without the consent of such holder (or, if there is more than one such holder that is so affected, without the consent of a majority of such affected holders in accordance with their holdings of Units), provided further, however, that notwithstanding the foregoing, the Managing Member may, without the written consent of any other Member or any other Person, amend, supplement, waive or modify any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect: (1) any amendment, supplement, waiver or modification that the Managing Member determines to be necessary or appropriate in connection with the creation, authorization or issuance of any Class of Units or other Equity Securities in the Company or other Company securities in accordance with this Agreement; (2) the admission, substitution, withdrawal or removal of Members in accordance with this Agreement; (3) a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company; (4) any amendment, supplement, waiver or modification that the Managing Member determines in its sole discretion to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation; or (5) a change in the Fiscal Year of the Company and any other changes that the Managing Member determines to be necessary or appropriate as a result of a change in the Fiscal Year of the Company, including a change in the dates on which distributions are to be made by the Company; provided further, that the books and records of the Company shall be deemed amended from time to time to reflect the admission of a new Member, the withdrawal or resignation of a Member, the adjustment of the Units or other interests in the Company resulting from any issuance, Transfer or other disposition of Units or other interests in the Company, in each case that is made in accordance with the provisions hereof.  If an amendment has been approved in accordance with this agreement, such amendment shall be adopted and effective with respect to all Members. Upon obtaining such approvals as may be required by this Agreement, and without further action or execution on the part of any other Member or other Person, any amendment to this Agreement may be implemented and reflected in a writing executed solely by the Managing Member and the other Members shall be deemed a party to and bound by such amendment.
Notwithstanding the foregoing, in addition to any other consent that may be required, any amendment of this Agreement that requires a holder of Common Units on the date hereof to make a capital contribution to the Company (including as a condition to maintaining any rights necessary to permit such holders to exercise their rights under the Exchange Agreement) shall require the consent of such holder of Common Units.
No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 9.6.    Notices. Whenever notice is required or permitted by this Agreement to be given, such notice shall be in writing and shall be given to any Member at such Member’s address or facsimile number shown in the Company’s books and records, or, if given to the Company, at the following address:
Norcraft Companies LLC
3020 Denmark Avenue, Suite 100
Eagan, Minnesota 55121
Attention: Leigh Ginter
Email: leigh.ginter@norcraftcompanies.com
Facsimile: (651) 234-3315
with a copy (which shall not constitute notice to the Company) to:
Ropes & Gray
1211 Avenue of the Americas
New York, New York 10036
Attention:     Dan Evans, Esq.
Carl Marcellino, Esq.
Email:         daniel.evans@ropesgray.com
carl.marcellino@ropesgray.com

Facsimile:	(617) 235-0028 (646) 728-1523

Each proper notice shall be effective upon any of the following: (a) personal delivery to the recipient, (b) when sent by facsimile to the recipient (with confirmation of receipt), (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid) or (d) three Business Days after being deposited in the mails (first class or airmail postage prepaid).
Section 9.7.    Counterparts. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which shall be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.
Section 9.8.    Power of Attorney. Each Member hereby irrevocably appoints the Managing Member as such Member’s true and lawful representative and attorney in fact, each acting alone, in such Member’s name, place and stead, (a) to make, execute, sign and file all instruments, documents and certificates which, from time to time, may be required to set forth any amendment to this Agreement or which may be required by this Agreement or by the laws of the United States of America, the State of Delaware or any other state in which the Company shall determine to do business, or any political subdivision or agency thereof and (b) to execute, implement and continue the valid and subsisting existence of the Company or to qualify and continue the Company as a foreign limited liability company in all jurisdictions in which the Company may conduct business.  Such power of attorney is coupled with an interest and shall survive and continue in full force and effect notwithstanding the subsequent withdrawal from the Company of any Member for any reason and shall survive and shall not be affected by the disability, incapacity, bankruptcy or dissolution of such Member.  No power of attorney granted in this Agreement shall revoke any previously granted power of attorney.
Section 9.9.    Entire Agreement. Immediately prior to the IPO, the Managing Member shall enter into the Tax Receivable Agreements and the Exchange Agreement. This Agreement, the Exchange Agreement, the Tax Receivable Agreement and the other documents and agreements referred to herein or entered into concurrently herewith embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein; provided that such other agreements and documents shall not be deemed to be a part of, a modification of or an amendment to this Agreement.  There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein.
Section 9.10.    Remedies. Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies that such Person has been granted at any time under any other agreement or contract and all of the rights that such Person has under any applicable law.  Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security) to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law.
Section 9.11.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
Section 9.12.    Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company profits, losses, distributions, capital or property other than as a secured creditor.
Section 9.13.    Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 9.14.    Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.
Section 9.15.    Delivery by Facsimile or Email. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or email with scan or facsimile attachment, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re execute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

1

IN WITNESS WHEREOF, the parties have executed this Limited Liability Company Agreement.

MANAGING MEMBER

NORCRAFT COMPANIES, INC.

By:	/s/ Mark Buller
Name: Mark Buller
Title: Chief Executive Officer

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

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MEMBERS:
SKM Norcraft Corp.

	By:	/s/ Chris Reilly
Name: Chris Reilly
Title:

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

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MEMBERS:	Trimaran Cabinet Corp.

	By:	/s/ Jay Bloom
Name: Jay Bloom
Title:

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

8113_16

MEMBERS:
/s/ Herb Buller_____________
Herb Buller

/s/ Erna Buller______________
Erna Buller
/s/ Philip Buller_____________
Philip Buller
/s/ David Buller_____________
David Buller

/s/ James Buller_____________
James Buller

/s/ Mark Buller______________
Mark Buller

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

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MEMBERS:        /s/ Albert Loewen__________
Albert Loewen

/s/ Cathie Austen__________
Cathie Austen
/s/ Chris Reynolds _________
Chris Reynolds
/s/ Clement Michaud ____
Clement Michaud
/s/ Clyde Clement ____
Clyde Clement
/s/ Daren Drewlo ___________
Daren Drewlo
/s/ David Wylie____________
David Wylie
/s/ Doug Broberg___________
Doug Broberg
/s/ Eric Tanquist____________
Eric Tanquist
/s/ Grant Fisher_____________
Grant Fisher

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

/s/ Jack Laninga____________
Jack Laninga

/s/ Jason Flagstad___________
Jason Flagstad
/s/ John Coady_____________
John Coady
/s/ John Loucks_____________
John Loucks
/s/ John Swedeen____________
John Swedeen
/s/ Justin Wanninger_________
Justin Wanninger

/s/ Kevin Andersen__________
Kevin Andersen
/s/ Kurt Wanninger__________
Kurt Wanninger
/s/ Larry Pingston___________
Larry Pingston
/s/ Leigh Ginter_____________
Leigh Ginter

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

/s/ Mark Clements__________
Mark Clements
/s/ Mark Pyle______________
Mark Pyle
/s/ Monte Young___________
Monte Young
/s/ Norman Krogh__________
Norman Krogh
/s/ Paul Maassen____________
Paul Maassen
/s/ Pete Bendix______________
Pete Bendix
/s/ Robert Kerr______________
Robert Kerr
/s/ Rodney Brewer___________
Rodney Brewer
/s/ Ron Carr_________________
Ron Carr
/s/ Tim Jordan________________
Tim Jordan

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

/s/ Wayne Steinhauer_______
Wayne Steinhauer

/s/ William Darragh________
William Darragh

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

Andrew Quacinella, IRA:

/s/ Andrew Quacinella______
Andrew Quacinella

/s/ Equity Trust Company____
Equity Trust Company

Anthony Zellars, IRA:

/s/ Anthony Zellars_________
Anthony Zellars
/s/ Equity Trust Company____
Equity Trust Company

Brian Robinson, IRA:
/s/ Brian Robinson__________
Brian Robinson
/s/ Equity Trust Company____
Equity Trust Company

Chuck Schleifer, IRA:
/s/ Chuck Schleifer__________
Chuck Schleifer
/s/ Equity Trust Company____
Equity Trust Company

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

David Littlefield, IRA:
/s/ David Littlefield_________
David Littlefield
/s/ Equity Trust Company____
Equity Trust Company

Eric Tanquist, IRA:
/s/ Eric Tanquist____________
Eric Tanquist
/s/ Equity Trust Company____
Equity Trust Company

James A. Mullen, IRA:
/s/ James A. Mullen_________
James A. Mullen
/s/ Equity Trust Company____
Equity Trust Company

Jeff Lukes, IRA:
/s/ Jeff Lukes_______________
Jeff Lukes
/s/ Equity Trust Company____
Equity Trust Company

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

Jerry Riley, IRA:
/s/ Jerry Riley______________
Jerry Riley
/s/ Equity Trust Company____
Equity Trust Company

John Loucks, IRA:
/s/ John Loucks_____________
John Loucks
/s/ Equity Trust Company____
Equity Trust Company

John Swedeen, IRA:
/s/ John Swedeen___________
John Swedeen
/s/ Equity Trust Company____
Equity Trust Company

Kevin Andersen, IRA:
/s/ Kevin Andersen_________
Kevin Andersen

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

/s/ Equity Trust Company____
Equity Trust Company

Kurt Wanninger, IRA:
/s/ Kurt Wanninger_________
Kurt Wanninger
/s/ Equity Trust Company____
Equity Trust Company

Larry Pingston, IRA:
/s/ Larry Pingston___________
Larry Pingston
/s/ Equity Trust Company____
Equity Trust Company

Monte Young, IRA:
/s/ Monte Young___________
Monte Young
/s/ Equity Trust Company____
Equity Trust Company

Norman Krogh, IRA:
/s/ Norman Krogh__________
Norman Krogh

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

/s/ Equity Trust Company____
Equity Trust Company

Paul Maassen, IRA:
/s/ Paul Maassen___________
Paul Maassen
/s/ Equity Trust Company____
Equity Trust Company

Pete Bendix, IRA:
/s/ Pete Bendix_____________
Pete Bendix
/s/ Equity Trust Company____
Equity Trust Company

Raymond E. Waite, IRA:
/s/ Raymond E. Waite________
Raymond E. Waite
/s/ Equity Trust Company____
Equity Trust Company

Reggie Graham, IRA:
/s/ Reggie Graham_________

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

Reggie Graham
/s/ Equity Trust Company____
Equity Trust Company

Robert Kerr, IRA:
/s/ Robert Kerr_____________
Robert Kerr
/s/ Equity Trust Company____
Equity Trust Company

Rodney Brewer, IRA:
/s/ Rodney Brewer__________
Rodney Brewer
/s/ Equity Trust Company____
Equity Trust Company

Rodney Heibult, IRA:
/s/ Rodney Heibult___________
Rodney Heibult
/s/ Equity Trust Company____
Equity Trust Company

Ron Carr, IRA:
/s/ Ron Carr________________

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

Ron Carr
/s/ Equity Trust Company____
Equity Trust Company

Ronald J. Adams, IRA:
/s/ Ronald J. Adams_________
Ronald J. Adams
/s/ Equity Trust Company____
Equity Trust Company

Simon Solomon, IRA:
/s/ Simon Solomon__________
Simon Solomon
/s/ Equity Trust Company____
Equity Trust Company

Steve Woolard, IRA:
/s/ Steve Woolard__________
Steve Woolard
/s/ Equity Trust Company____
Equity Trust Company

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

Carl Bohn Family Trust

By: /s/ Carl F. Bohn Jr.______
Name: Carl F. Bohn Jr.
Title: Co-Trustee

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

Exhibit A
SCHEDULE OF MEMBERS

Member	Common Units	Unvested Common Units
Norcraft Companies, Inc.	625	0
SKM Norcraft Corp.	11,540,632	0
Trimaran Cabinet Corp.	5,770,316	0
Mark Buller	525,629	0
Herb Buller	153,045	0
Erna Buller	153,045	0
Dave Buller	270,709	0
James Buller	271,807	0
Phillip Buller	262,076	0
Andrew Quacinella IRA	3,495	0
Chris Reynolds	5,616	623
Chuck Schleifer IRA	7,139	0
Darren Drewlo	946	0
David Littlefield IRA	1,933	0
David Wylie	831	416
Eric Tanquist	9,455	537
Eric Tanquist IRA	3,460	0
Jack Laninga	14,995	0
James A. Mullen IRA	6,276	0
Jerry Riley IRA	18,640	0
John Coady	14,973	4,447
John Loucks	1,837	1,728
John Loucks IRA	5,749	0
John Swedeen	42,867	0
John Swedeen IRA	41,244	0
Justin Wanninger	12,242	519
Kevin Andersen	6,487	0
Kevin Andersen IRA	22,995	0
Kurt Wanninger	74,667	0
Kurt Wanninger IRA	7,474	0
Larry Pingston	3,244	0
Larry Pingston IRA	1,186	0
Leigh Ginter	79,157	0
Mark Pyle	713	0
Monte Young	9,455	537
Monte Young IRA	5,916	0
Norman Krogh	9,455	537
Norman Krogh IRA	3,478	0
Pete Bendix	7,294	0
Pete Bendix IRA	11,455	0
Robert Kerr	8,537	1,067

37238113_16

Robert Kerr IRA	7,040	0
Ron Carr	2,621	0
Ron Carr IRA	9,132	0
Ronald J. Adams IRA	31,614	0
Simon Solomon	2,499	0
Simon Solomon IRA	113,467	0
William Darragh	500	0
Cathie Austen	6,868	0
Steve Woolard IRA	8,738	0
Tim Jordan	1,933	0
Rodney Brewer	2,913	0
Rodney Brewer IRA	7,909	0
Rodney Heibult IRA	11,678	0
Paul Maassen	1,823	0
Paul Maassen IRA	165	0
Grant Fischer	633	0
Clement Michaud	603	0
Albert Loewen	2,788	0
Anthony Zellars IRA	2,801	0
Brian Robinson IRA	3,044	0
Carl Bohn Family Trust	50,954	0
Clyde Clement	3,495	0
Doug Broberg	6,990	0
Jason Flagstad	1,739	0
Jeff Lukes IRA	3,449	0
Mark Clements	13,190	0
Raymond E. Waite IRA	30,827	0
Reggie Graham IRA	1,895	0
Wayne Steinhauer	6,171	0

[Signature Page to Norcraft Companies LLC Limited Liability Company Agreement]

8113_16